Serial Number 0100
Void after 5:00 p.m., Chicago Time, on June 1, 2001 (unless extended as provided below).

                                                             Warrant to Purchase
                                                               certain Shares of
                                                             Common Stock, dated
                                                                   June 1, 1996.

                                 CERTIFICATE OF
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            CHEUNG LABORATORIES, INC.

This Is To Certify That, FOR CASH AND OTHER VALUE RECEIVED, ANTHONY RIKER, LTD., an Illinois corporation ("ARL" or "Riker"), its nominees, or assigns
(hereinafter, the "Holder(s)") are entitled to purchase, subject to the provisions of this Warrant (its successors, divisions or additions), from Cheung Laboratories, Inc., a corporation duly organized, in good standing within its domicile, and whose offices as of the date hereof are at 10220-I Old Columbia Road, Columbia, MD 21046 (hereinafter, the "Company"), at any time on or after June 1, 1996, and not later than 5:00 p.m., Chicago Time, on June 1, 2001, unless extended or renewed as provided in paragraphs 1 and 7 below, restricted and legended shares of common stock of the Company ("Common Stock") at a purchase price equal to Forty One Cents ($0.41 U.S.) per share which is the current bid price as is publicly quoted on NASDAQ Bulletin Board as of the date hereof (and as further adjusted by subsequent events between the preparation and execution of this Warrant Certificate).

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth.

Supplementing, notwithstanding, and in support of the foregoing, the Company and the original Holder hereof ("Riker"), intend that the number of shares issuable hereunder shall be 92,318.

The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock" and the exercise price for a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".


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





The term "Warrant" used above and throughout this Certificate shall mean this Warrant or successor Warrants issued in exchange for it for any reason pursuant to the terms and conditions contained herein.

         13. Exercise of Warrant. Subject to the provisions of paragraphs 6 and 7 hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after June 1, 1996 but not later than 5:00 p.m., Chicago
Time, on June 1, 2001 or if June 1, 2001 is a day on which U.S. banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with a copy of the Purchase Form attached hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise, if any, and the Company shall promptly issue and deliver stock certificates for the number of shares purchased to the Holder hereof within two (2) business days in conformity with industry practice. The Company may unilaterally extend the time within which this Warrant may be exercised but is not obligated to do so.

If this Warrant should be exercised in part only or all or a portion of it renewed as provided for in paragraph 7 hereof or otherwise, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant, containing terms and conditions identical to this Warrant except as provided for herein, evidencing the right of the Holder(s) to purchase the balance of the shares purchasable hereunder.

Upon receipt of this Warrant, the executed Purchase Form and the Exercise Price by the Company or, if then applicable, by its stock transfer agent, the Holder(s) shall be deemed to be the holder(s) of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder(s), their agents or designees. The Company shall keep detailed records of the disposition of this, successor Warrants, and any Warrant issuable hereunder, each bearing a serial number, and shall make such records available to Holder(s) or their agents upon request.

         14. Reservation of Shares. The Company hereby represents and warrants that at all times subsequent hereto there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant or any Warrant issuable hereunder.

         15. Fractional Shares. No fractional shares or scrip representing fractional share shall be issued upon exercise of this Warrant. With respect to any fraction of a share called for upon any exercises hereof, the Company shall pay to the Holder(s) an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                  (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day on such exchange; or

                  (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the day of the exercise of this Warrant; or

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value or the last known price paid by a purchaser for said Common Stock, determined in a reasonable manner as may be prescribed by the Board of Directors of the Company.

         16. Exchange, Assignment of Loss of Warrant. Subject to applicable securities laws and the terms of the legend set forth in paragraph 11(b) hereof, this Warrant certificate is fully exchangeable and (by definition) assignable, without expense, at the option of the Holder(s), upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrant certificates of different denominations entitling the Holder(s) thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.

Any assignment hereof shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with a written, executed assignment, instructions and funds sufficient to pay transfer tax (if any); whereupon the Company shall, without charge, execute and deliver a new Warrant certificate in the name of the assignee(s) named in such instrument of assignment and this Warrant certificate shall promptly be canceled. This Warrant may be divided upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice, specifying the names and denominations in which new Warrants are to be issued, and signed by the Holder thereof. The terms "Warrant" and "Warrants" as used herein include any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

Upon receipt of the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenure and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone. Nevertheless, neither the Company or the Holder(s) anticipate that this Warrant or any successor Warrant shall itself be registered (rather that the underlying shares shall be registered), the Company shall not impose unreasonable burdens on the Holder(s) with respect to indemnification if same becomes necessary.

         17. Rights of the Holders. The Holder(s) shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder(s) are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein, PROVIDED HOWEVER, that the Company shall, in a timely manner, provide Holder(s) with a copy of each and every press release, mailing to shareholders and periodic filing with the U.S. Securities and Exchange Commission made by the Company, and provided that the Company shall be, at all times during the tenure of this Warrant or its successors, in compliance with all its contractual obligations to Riker and its affiliates.

         18.      Adjustments to Exercise Price and Number of Shares.

                  (a) In the case of a dividend or other distribution on any stock of the Company or subdivision or combination of the outstanding shares of Common Stock, the exercise price and the number of shares issuable hereunder shall be adjusted as follows: the Exercise Price shall be proportionately decreased in the case of each such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or distribution) or proportionately decreased in the case of each such subdivision or proportionally increased in the case of each such combination (on the date that such subdivision or combination shall become effective). Notwithstanding anything in this document to the contrary, it is the intention of the Company and the Holder hereof that the number of shares of the Warrant Stock granted hereunder are based upon the assumption that the Company will redeem from Mr. Gao Yu Wen 20,000,000 shares of Common Stock and retire these shares of Common Stock from the books of the Company. In the event that less than all 20,000,000 shares of Common Stock are redeemed from Mr. Gao, then the number of shares granted hereunder shall be adjusted proportionately.

                  Upon any adjustment of the Exercise Price, the Holder(s) of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

                  (b)   Anything   in   this   paragraph   6  to  the   contrary
notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, ($0.01 U.S.) but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

                  (c) Anything in this paragraph 6 to the contrary notwithstanding, if, subsequent to the grant and sale of this Warrant and for a period ending the day after the date that the Company's next public offering is completed [a public offering being defined as one in which the Company is in receipt of funds of not less than Five Million Dollars ($5,000,000.00 U.S.) raised by an underwriter pursuant to a Registration Statement (the Form of which shall then be applicable) declared effective by the Securities and Exchange Commission (the "SEC"), and funds received in full by the Company], covering the issuance and sale of said shares to the public, the Company shall issue Common Stock or securities convertible or exercisable into Common Stock by way of sale for cash or cash equivalent proceeds or by grant of options to retain management, consultants, employees, or for services or value of any kind, then; immediately upon consummation of such sale, issuance, or grant, an adjustment shall be made in the Exercise Price and the number of shares issuable under this Warrant such that the Holder(s) hereof, after such sale, issuance, or grant, shall be entitled to purchase shares sufficient so that Holder(s) shall maintain the right to acquire the same percentage of the Company's outstanding shares (on a fully diluted basis), for the same total investment upon complete exercise of this Warrant prior to such issuance or grant, the same percentage of the Company's Common Stock as the Holder(s) were entitled to purchase prior to such sale, issuance, or grant (the "Anti-Dilution Feature").

Further, such adjustment to the Exercise Price and number of shares of Common Stock issuable hereunder shall be determined by assuming that all convertible or exercisable securities issued during the period in which this Anti-Dilution Feature is operative (defined above) have been converted or exercised upon issuance whether or not such securities shall actually have been converted or exercised as of the date at which the adjustment is made (date of issuance).

Notwithstanding anything else in this paragraph which might be interpreted to the contrary, should at any time subsequent to the issuance of this Warrant but during the tenure of this Warrant and any renewals or extensions as are provided for herein, any person or entity shall be issued an option or warrant exercisable to purchase stock of the Company or stock of the Company is sold to such person or entity at a price per share less than the then relevant Exercise Price as determined as provided herein, an immediate adjustment in the Exercise Price for this Warrant (and successor Warrants to this Warrant) shall be made. The effect of this adjustment shall be to make the Exercise Price under this Warrant equal to the lesser exercise option or sale price referenced above. However, this adjustment shall not have the effect of increasing the number of shares purchasable hereunder. Rather it shall reduce the aggregate amount paid, assuming full exercise of this Warrant, to an amount equal to the number of shares otherwise then purchasable hereunder multiplied by the newly adjusted Exercise Price pursuant to this adjustment.

                  (d) Whenever reference is made in this paragraph 6 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other classes of stock ranking on a parity with or convertible into such Common Stock providing, as is contemplated, it is the Common Stock of the Company which is to be offered and sold at the next public offering of registered Common Shares of the Company. However, as of the date of grant and sale of this Warrant and subject to the provisions of paragraph 10 hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

         19. Renewal of Exercise Rights. If, while this Warrant or any portion of it remains in effect, Holder(s) wish to extend their rights to exercise all or a portion of this Warrant which would otherwise expire and be lost to them, they may do so by paying to the Company, a sum equal to five percent (5%) of the then relevant Exercise Price pertaining to that portion of the Warrant which would otherwise expire (the "Renewal Fee") and the Company shall extend that portion of the Warrant for a further period of five (5) years from the date of receipt of the Renewal Fee but, in no case, beyond 5:00 p.m., Chicago Time, on June 1, 2006, and shall issue a new Warrant, identical in every respect to this Warrant, except that such new Warrant shall reflect the fact that Holder(s) shall have an additional five (5) years to exercise their rights to purchase that portion of the Warrant Stock for which they have paid a Renewal Fee. This provision extends to this Warrant and all successor Warrants issuable hereunder.

This provision is included partially to permit Holder(s) to coordinate their exercise of this Warrant and sale of Warrant Stock so as to minimize the Costs and Expenses and time of the Company's management in complying with the provisions of this Warrant. Payment of the Renewal Fee will confirm no new rights upon the Holder(s) except to extend and renew the time period during which Holder(s) may exercise existing rights under this Warrant.

         20. Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of paragraph 6 hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder(s) and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder(s) and each of them. Unless disputed in writing by the Holder hereof within thirty (30) days, such certificate shall be conclusive as to the correctness of such adjustment.

         21. General Notices to Warrant Holders. So long as any portion of this Warrant (or any successor Warrant) shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation or engage in voluntary or involuntary dissolution, liquidation or winding up of the company, then the Company shall cause to be delivered to the Holder(s), at least thirty (30) days prior to the relevant date, a notice containing a brief description of the proposed action and stating the date of which a record is to be taken for the purpose of such dividend, distribution of rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock of record for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         22. Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value) or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety (collectively, a "Triggering Event"), the Company shall use good faith efforts to cause effective provision to be made so that the Holder(s) shall have the right thereafter (and shall have said right for the same period of time remaining on any unexercised portion of this Warrant), without immediately exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.

Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. However, in the event that the Company, using its good faith efforts, is unable to negotiate with the acquiring entity the assumption of the Warrants as provided in the preceding portion of this paragraph, then and in such event this Warrant shall terminate, to the extent not previously exercised, as of the record date for such transaction upon and only upon payment of a "Retirement Fee" to the Holder(s) hereof.

This Retirement Fee shall consist of the same kind of property (including cash, if any) to be received by the Company's stockholders pursuant to the Triggering Event (and, at parity with holders of Common Stock, treated in accordance with all the other terms and conditions,

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





including timing and manner of payment for the purchase) and the Company herein agrees that said Retirement Fee may be arrived at by private negotiation between the Company and the Holder(s) or may be arbitrated in accordance with the provisions herein provided.

However, the Company now and specifically agrees that, in the event of such private negotiation, it shall accept an amount to be paid to the Holder(s) (as a senior obligation of the company in any such transaction) in arbitration or negotiation which is not less than the lowest sum per Warrant which shall result from application of any then applicable Warrant Valuation Techniques (such as the Black-Scholes Model) which may be applied to publicly traded warrants covering publicly traded common stock, it being intended by the Company and the Holder(s) that the Retirement Fee should reflect: (a) the difference between the purchase and exercise price per share plus (b) a warrant premium factor commonly determinable by the aforementioned models. Said Retirement Fee shall be a senior obligation of the Company and shall be paid to Holder(s) from first proceeds of any sale or merger in cash unless otherwise negotiated between the Company and Riker (the original Holder).

All subsequent Holders shall agree, by acceptance of assignment of any portion of the Warrant covered by this certificate, to be bound by this provision. All costs and expenses directly attributable to the determination of the Retirement Fee (including but not limited to the costs of outside appraisal(s)) shall be at the expense of the Company.

The foregoing provisions of this section 10 shall similarly apply to successive reclassification, consolidations, mergers, sales, or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of paragraphs 3, 6, and 9 hereof, with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company in consultation with the Company's auditors, such determination to be final and binding on the Holder(s).

         23.      Transfer to Comply with the Securities Act of 1933.

                           (a)    This Warrant or the Warrant Stock or any other
security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred pursuant to paragraph 4 hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto; and then only against receipt by the Company of an agreement from such person to comply with the provisions of this paragraph 11 with respect to any resale or other disposition of such securities.

                           (b)     The Company may cause the following legend to
be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public pursuant to paragraphs 12, 13, or 14 hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary.


                           "The  securities  represented by this certificate may
not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act."

         24. Demand Registration. If at any time, after the next public offering of registered Common Shares of the Company (as previously covered and defined herein) the Holder(s), or any of them, shall decide to sell or otherwise dispose of Warrant Stock then owned or to be owned upon intended exercise of this Warrant by such Holder(s), such Holder(s) may give written notice to the Company of the proposed disposition (but, if other than Riker, must simultaneously notice Riker), specifying the number of shares of Warrant Stock to be sold or disposed of and requesting that the Company prepare and file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such Warrant Stock.

The Company shall within 10 days thereafter give written notice to the other Holders of Warrants or Warrant Stock of such request and each of the other Holders shall have the option for a period of 30 days after receipt by it (them) of notice from the Company to include its (their) Warrant Stock in such registration statement. The Company shall use its best efforts to cause an appropriate registration statement (the "Registration Statement") covering such Warrant Stock to be filed with the Securities and Exchange Commission (the "Commission") and to become effective as soon as reasonably practicable and to remain effective until the completion of the distribution of the Warrant Stock to be offered or sold; provided, however, that not more than once in any twelve month period the Company shall have the right to postpone for a period of up to 60 days any demand made pursuant to this Warrant if the underwriters for such offering advise the Company in writing that market conditions make such a postponement advisable to the Company.

The Holder(s) whose Warrant Stock is (are) included in a Registration Statement is (are) hereinafter referred to as the "Selling Shareholder(s)".

Each notice delivered by a Selling Shareholder(s) to the Company pursuant to this paragraph 12 shall specify the Warrant Stock intended to be offered and sold by such Selling Shareholder(s), express such Selling Shareholder(s) present intent to offer such Common Shares for distribution, and contain the undertaking of such Selling Shareholder(s) to provide all information and materials and to take all action as may be required in order to permit the

Company to comply with all applicable requirements of the Securities Act, and any rules and regulations promulgated thereunder, and to obtain acceleration of the effective date of such Registration Statement.

The Company shall not be obligated to file more than three Registration Statements pursuant to the foregoing provisions of this paragraph 12. The Company shall bear all of the Costs and Expenses (as hereinafter defined in paragraph 20 hereof) of the first such registration. The Selling Shareholder(s) shall bear the costs and expenses of all further registrations pursuant to this paragraph 12. A demand for registration under this paragraph 12 will not count as such until the Registration Statement has become effective.

         25. Shelf Registration By Original Holder. At any time and from time to time during the term of this Warrant or its successors (including renewals and extensions as provided for herein) Anthony Riker, Ltd. and only Anthony Riker, Ltd. (as the original Holder hereof), may demand (and actually expects) that the Company will file a Registration Statement with the Commission for the registration of underlying shares issuable upon exercise of this Warrant or any part thereof, whether or not said Warrant has, in the interim been assigned or re-assigned to other parties. In this event, the Company shall pay all of the Costs and Expenses of said Registration for each such demand.

Once filed, the Company shall be obligated to continue this "shelf registration" for the maximum time allowable under the then relevant regulations, at its sole expense.

         26. Procedure for Demand Registration. In connection with the filing of a Registration Statement pursuant to paragraph 12 hereof, and in supplementation and not in limitation of the provisions thereof, the Company shall:

                  (a) Notify the Selling Shareholder(s) as to the filing of the Registration Statement and of all amendments or supplements thereto filed thirty
(30) days prior to the effective date of said Registration Statement;

                  (b) Notify the Selling Shareholder(s), promptly after the Company shall receive notice thereof, of the time when said Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

                  (c) Notify the Selling Shareholder(s) promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                  (d) Prepare and promptly file with the Commission, and promptly notify the Selling Shareholder(s) of the filing of, and amendments or supplements to such Registration

Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Warrant Stock is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and, in prepare and file with the Commission, promptly upon the Selling Shareholder(s)' written request, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Warrant Stock;

                  (e) Prepare promptly upon request of the Selling Shareholder(s) or any underwriters for the Selling Shareholder(s) such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of
Section 10 (a) (3) of the Securities Act;

                  (f) Advise the Selling Shareholders promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order would be issued;

                  (g) Use its best efforts to qualify as soon as reasonably practicable the Warrant Stock for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by the Selling Shareholder(s); provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdiction;

                  (h) Furnish the Selling Shareholder(s), as soon as available, copies of any Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant thereto, all in such quantities as the Selling Shareholder(s) may from time to time reasonably request, and;

                  (i) If requested by the Selling Shareholder(s), enter into an agreement with the underwriters of the Warrant Stock being registered containing customary provisions and reflecting the foregoing.

         27. Incidental Registration. Other than as covering in paragraph 13 hereof, if at any time the Company subsequent to the next public offering of registered Common Shares of the Company, shall propose the filing of a Registration Statement on an appropriate form under the Securities Act for the registration of any securities of the Company, other than a registration statement on Form S-4 or S-8 or any equivalent form of registration statement then in effect, then the Company shall give the Holder(s) notice of such proposed registration and shall include in any Registration Statement relating to such securities all or a portion of the Warrant Stock then owned or to be owned by such Holder(s), which such Holder(s) shall request (such Holder(s) to be considered "Selling Shareholder(s)"), by notice given by such Selling Shareholder(s) to the Company within 15 business days after the giving of such notice by the Company, within 15 business days after the giving of such notice by the Company, to be so included. In the event of the inclusion of Warrant Stock pursuant to this paragraph 15, the Company shall bear the Costs and Expenses of such registration; provided, however that the Selling Shareholder(s) shall pay the fees and disbursements of their own counsel and, pro-rata based upon the number of shares of Warrant Stock included therein as these relate to the total number of Common Shares to be offered or sold, the Securities Act registration fees and underwriters discounts and compensation attributable to the inclusion of such Warrant Stock; and, provided further, however, that amounts to which any person or entity shall become entitled pursuant to this sentence shall not include amounts which may become payable pursuant to paragraphs 16 or 17 hereof. Nothing in this paragraph 15 shall require the registration of Warrant Stock in a Registration Statement relating solely to (a) securities to be issued by the Company in connection with the acquisition of the stock or the assets of another corporation, or the merger or consolidation of any other corporation by or with the Company or any of its subsidiaries, or an exchange offer with any corporation, (b) securities to be offered to the then existing security holders of the Company, or (c) securities to be offered to employees of the Company. In the event the distribution of securities of the Company covered by a Registration Statement referred to in this paragraph 15 is to be underwritten, then the Company's obligation to include Warrant Stock in such a Registration Statement shall be subject, at the option of the Company, to the following further conditions:

                  (a) The distribution for the account of the Selling Shareholders shall be underwritten by the same underwriters who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement and the Selling Shareholder(s) shall enter into an agreement with such underwriters containing customary provisions.

                  (b) If the Selling Shareholders are included in the Registration Statement and if the underwriting agreement entered into with the aforesaid underwriters contains restrictions upon the sale of securities of the Company, other than the securities which are to be included in the proposed distribution, for a period not exceeding 90 days from the effective date of the Registration Statement, then such restrictions shall be binding upon the Selling Shareholder(s) with respect to any Warrant Stock not covered by the Registration Statement and, if requested by the underwriter, the Selling Shareholder(s) shall enter into a written agreement to that effect.

                  (c) If the underwriters shall state in writing that they are unwilling to include any or all of the Selling Shareholder(s) Warrant Stock in the proposed underwriting because such inclusion would materially interfere with the orderly sale and distribution of the securities being offered by the Company, then the number of the Selling Shareholder(s)' shares of Warrant Stock to be included shall be reduced pro rata on the basis of the number of shares of Warrant Stock originally requested to be included by such Selling Shareholder(s), or there shall be no inclusion of the shares of the Selling Shareholder(s) in the Registration Statement not proposed distribution, in accordance with such statement by the underwriters.

                  However, if in such an event, the Holder(s) hereof shall not be able to include at least fifty percent (50%) of the Warrant Stock originally requested to be included, then the Company shall agree to pay all of the Costs and Expenses of a Shelf Registration to be filed at a later date.

         28. Indemnification by the Company. The Company shall indemnify and hold harmless each Selling Shareholder, any underwriter (as defined in the Securities Act) for the Selling Shareholder, and each person, if any, who controls the Selling Shareholder or such underwriter within the meaning of the Securities Act (but, in the case of an underwriter or a controlling person, only if such under writer or controlling person indemnifies the persons mentioned in paragraph 17(b) hereof in the manner set forth therein) against any losses, claims, damages or liabilities, joint or several, to which the Selling Shareholder or any such underwriter or controlling person becomes subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement under which the Selling Shareholder(s)' shares of Warrant Stock were registered under the Securities Act, the prospectus contained therein, or any amendment or supplement thereto, arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; the Company shall reimburse the Selling Shareholder, or any such underwriter or controlling person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such person expressly for inclusion in any of the foregoing documents.

         29. Indemnification by Selling Shareholders. Each individual Selling Shareholder shall:

                  (a)  Furnish  to  the  Company  in  writing  all   information
concerning it and it's holdings of securities of the Company as shall be required in connection with the preparation and filing of any Registration Statement covering any Shares of Warrant Stock.

                  (b) Indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for the Company, against any losses, claims, damages or liabilities to which any such director, officer, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect therefor) are caused by any untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement) or contained, on the effective date thereof, in any Registration Statement under which the Selling Shareholder's securities were registered under the Securities Act, the prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Selling Shareholder expressly for inclusion in any of the foregoing documents, and the Selling Shareholder shall reimburse the Company and any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action.

         30. Notification by Selling Shareholders. The Selling Shareholder(s) and each other person indemnified pursuant to paragraph 16 hereof shall, in the event it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in the Company having to indemnify it pursuant to paragraph 16 hereof, promptly notify the Company, in writing, of the commencement of such action and permit the Company, if the Company so notifies the Selling Shareholder(s) within 10 days after receipt by the Company of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Selling Shareholder(s) or such other indemnified person, as the case may be. The omission to notify the Company promptly of the commencement of any such action shall not relieve the Company of any liability to indemnify the Selling Shareholder(s) or such other indemnified person, as the case may be, under paragraph 16 hereof, except to the extent that the Company shall suffer any loss by reason of such failure to give notice which it may have pursuant to the rights conveyed to the Holders) in this Warrant.

         31. Notification by the Company to Selling Shareholders. The Company agrees that, in the event it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in a Selling Shareholder having to indemnify the Company pursuant to paragraph 17(b) hereof, the Company will promptly notify the Selling Shareholder in writing of the commencement of such action and permit the Selling Shareholder, if the Selling Shareholder so notifies the Company within 10 days after receipt by the Selling Shareholder of notice of the commencement of the action, to participate in and assume the defense of such action with counsel reasonably satisfactory to the Company. The omission to notify the Selling Shareholder promptly of the commencement of any such action shall not relieve the Selling Shareholder of liability to indemnify the Company under paragraph 17(b) hereof, except to the extent that the Selling Shareholder shall suffer any loss by reason of such failure to give notice, and shall not relieve the Selling Shareholder of any other liabilities which it may have under this or any other agreement then in effect between the Company and the Selling Shareholder.

         32. Costs and Expenses. As used in this Warrant, "Costs and Expenses" shall include all of the costs and expenses relating to the respective Registration Statement(s) involved, including but not limited to, registration fees, filing and qualification fees, blue-sky expenses, printing and mailing expenses, fees and expenses of Company's counsel and, if/when appropriate, fees and expenses of counsel designated by the Selling Shareholder(s) (provided, however, that no more than one such counsel for the Selling Shareholder(s) shall be designated on any occasion).

         33. Addresses. All notices, certificates, waiver and other communications required or permitted to be given hereunder to any of the parties by any other party shall be in writing and shall be delivered personally or sent by next day delivery service or registered or certified mail, postage prepaid, as follows:

                       (a)      If to the Company, addressed to:

                                        Cheung Laboratories, Inc.
                                        10220-I Old Columbia Road
                                        Columbia, MD 21046-1705
                                        Attention: Mr. John Mon, General Manager

                       (b) If to a Holder, addressed to the address of each such Holder as shall, from time to time, appear on the records of the Company or those of the Company's transfer agent as may be the case.

Any notice delivered personally or sent by next day delivery service shall be deemed to have been given on the date so delivered, and any notice delivered by registered or certified mail shall be deemed to have been given on the date it is received. Any party may change the address to which notices hereunder are to be sent by giving written notice of such change of address in the manner provided for giving notice.

         34. Waiver. No waiver by a Holder of any right hereunder shall be effective unless it is in writing which specifically refers to the provision hereof under which such right arises, and no such waiver shall operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

         35. Entire Warrant. This Warrant may be amended, supplemented or modified only by a written instrument executed by the Company and the Holder(s). While separate executed letters proposing and/or accepting amendment(s) sent to the Company by the Holder(s) or to the Holder(s) by the Company shall, for the purposes of this paragraph 23, constitute a valid agreement as to the relationship then created by and between the Company and the individual Holder in question, only Anthony Riker, Ltd. (as the original Holder) may, by agreement with the Company, bind all subsequent Holders to one single written instrument which shall serve to amend the terms and conditions hereof, and to which by their acceptance of an assignment of any portion of this Warrant, they implicitly agree to be bound by.

         36. Applicable Law. This Warrant and the legal relations among the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Illinois applicable to contracts made and to be performed therein without giving effect to the principles of conflict of laws thereof.

         37. Appraisal Rights. In the event that the Company's board of directors has not approved and the Company has not executed the next public offering of the Company's Common Stock prior to the second anniversary of the issuance of this Warrant, a majority in interest of the Holder(s) may, in their sole discretion and at any time thereafter, give notice to the Company that they wish to avail themselves of Appraisal Rights rather than force the Company into filing a Registration Statement against its will by demanding registration hereunder.

Should this event occur, the Company and the Holder(s) shall meet together to appraise the value of the Warrant(s) and shall proceed to do so in the same fashion and spirit as is provided for in the first paragraph of section 10 hereof in determining a Retirement Fee to be paid the Holders upon termination of the Warrant(s).

         38. Binding Effect. The provisions contained in this Warrant shall be binding upon and inure to the benefit of the Company and the Holders and their respective successors, permitted assigns, heirs and legal representatives. Any person to whom all or a part of a Holder's rights and obligations hereunder are assigned shall fulfill such of the assigning Holder's obligations hereunder as have been assigned, and shall be entitled to all of the rights and benefits hereunder to the extent that such person has assumed such Holder's obligations. The rights and powers of each successive Holder hereunder are granted to such Holder as an owner of Warrants or Warrant Stock as the case may be. Any subsequent Holder whether becoming such by transfer, assignment, operation of law or otherwise, shall have the same rights and powers which a Holder owning the same number of Warrants and/or Warrant Stock has hereunder, and shall be entitled to exercise such rights and powers until such Holder or subsequent Holder no longer owns any Warrants or Warrant Stock. Except as provided in this paragraph 26, this Warrant does not create, and shall not be construed as creating, any rights enforceable by any person not a Holder.

         39. Validity. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the Company agrees that such term, provision, covenant or restriction shall be reformed to the extent possible consistent with such judicial holding to reflect the intent of the Company and the original Holder as stated herein and the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the Company that it would have executed this Warrant including the remaining terms, provisions, covenants and restrictions without including any of such provision of term which may be hereafter declared invalid, void or unenforceable. This Warrant (Serial Number: 0100) is granted and sold on this 1st day of June, 1996.

                                             Cheung Laboratories, Inc.

                                             By:______________________________
                                              Augustine Cheung, President
                                  PURCHASE FORM

                                                               Dated: __________

Cheung Laboratories, Inc.
10220-1 Old Columbia Road
Columbia, MD  21046-1705

Attention: Mr. John Mon, General Manager


Attached herewith is Cheung Laboratories, Inc.'s Common Stock Purchase Warrant, Serial Number: __________, giving the Holder the right to purchase __________ shares.

I/We hereby notify you that I/we are exercising my/our right to purchase __________ shares and have enclosed herewith my/our check in the amount of $__________, representing the aggregate exercise price of said shares. If transfer taxes (federal or state) are applicable to this transaction, I/we understand that you will be billing me/us for said taxes, which I/we agree will be promptly remitted to you within ten (10) days of my/our receipt of notification.

I/We hereby state that the shares being purchased are to be held by me/us for investment purposes and not with a view to sale, except pursuant to an effective registration statement or an exemption therefrom.

Please cancel the enclosed Warrant and, if applicable, send me/us a Warrant, in partial substitution on identical terms, for the remaining shares not being purchased pursuant to this notification.



Yours very truly,


Holder of Warrant, Serial Number __________


_______________________
_______________________
_______________________
_______________________